SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2008

Innovative Consumer Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-140685	20-5347856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10436 Gwynns Falls, Las Vegas, NV	89183
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 756-1521

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective January 21, 2008, our shareholders and board of directors approved a forward split of the Company’s common stock on the basis of 1.680672 shares for each share issued and outstanding. The total number of authorized shares has not been changed.

We filed a Certificate of Change with the Nevada Secretary of State to reflect the forward split.

A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with this forward split, as of the open of business on January 23, 2008, the Company has the following new CUSIP number and new trading symbol:

New CUSIP Number: 457703 205
Trading Synbol: ICSU

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description.
3.1	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovative Consumer Products, Inc.

/s/ Dawn Marie Hughes
Dawn Marie Hughes
President, Chief Executive Officer
Date: January 22, 2008